SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                        March 17, 1998 (March 12, 1998)

                           --------------------------

                           NEXTEL INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


        WASHINGTON                     333-26649                91-167-1412
(State of other jurisdiction        (Commission File         (I.R.S. Employer
    of incorporation)                     Number)            Identification No.)


        1191 Second Avenue, Suite 1600, Seattle, WA             98101
          (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (206) 749-8000


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ITEM 5.

         On March 12, 1998, Nextel International, Inc. consummated the offering of its 12-1/8% senior discount notes due 2008 (the "Notes") in an aggregate principal amount at maturity of $730,000,000 ($400,879,000 aggregate initial Accreted Value), pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"). The Notes are not registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NEXTEL INTERNATIONAL, INC.

Date:  March 17, 1998
                                         By:  /S/ Heng-Pin Kiang
                                              ----------------------------------
                                              Heng-Pin Kiang
                                              Vice President and General Counsel